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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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ORTHOMETRIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ORTHOMETRIX, INC.

106 Corporate Park Drive, Suite 106
White Plains, N.Y. 10604
(914) 694-2285

May 16, 2003

To the Stockholders of Orthometrix, Inc.:

        The Annual Meeting of Stockholders of Orthometrix, Inc. will be held on Thursday, June 12, 2003 at 10:00 a.m., local time, at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604. We herein refer to Orthometrix, Inc. when using the words "the Company", "us" or "our."

        Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully. The Company's 2002 Annual Report is also enclosed and provides additional information regarding the financial results of the Company during the fiscal year ended December 31, 2002.

        On behalf of the Board of Directors and employees of the Company, I cordially invite all stockholders to attend the Annual Meeting. It is important that your shares be voted on matters that come before the meeting. Whether or not you plan to attend the meeting, I urge you to promptly complete, sign, date and return the enclosed proxy card in the prepaid envelope provided. If you attend the Annual Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Annual Meeting, you may revoke such proxy at any time prior to the Annual Meeting by executing another proxy bearing a later date or providing written notice of such revocation to James Baker, Secretary of the Company.

Sincerely,
/s/ REYNALD G. BONMATI Reynald G. Bonmati President and Chairman of the Board of Directors

ORTHOMETRIX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on June 12, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Orthometrix, Inc., a Delaware corporation, will be held at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 10:00 a.m., local time, on June 12, 2003 for the following purposes:

  i.
  To elect all six members of our Board of Directors to serve until their successors have been duly elected and qualified;

  ii.
  To consider and vote upon a proposal to ratify the selection of Radin, Glass & Co., LLP as the Company's independent auditors for 2003; and

  iii.
  To consider and vote upon such other matter(s) as may properly come before the meeting or any adjournment thereof.

        The close of business on May 9, 2003 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Only holders of record of common stock of the Company on that date are entitled to vote at the Annual Meeting or any adjournments thereof.

        If you would like to attend the Annual Meeting and your shares are held by a broker, bank or other nominee, you must bring to the Annual Meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote such shares at the Annual Meeting, you must obtain a proxy issued in your name from the nominee.

        You can ensure that your shares are voted at the Annual Meeting by signing, dating and marking the enclosed proxy card and promptly returning it in the postage prepaid envelope provided. Returning the proxy will not affect your right to attend the Annual Meeting and to vote in person, but will ensure your representation if you cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of these proxy materials. If so, please sign, date, mark and return each of the proxy cards that you receive so that all of your shares may be voted. You may revoke your proxy at any time before it is voted by either (i) giving written notice to the Secretary of Norland Medical at 106 Corporate Park Drive, Suite 106, White Plains, New York 10604, (ii) signing, marking and returning a later-dated proxy card or (iii) voting in person at the Annual Meeting.

        Whether or not you expect to attend, YOU ARE URGED TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

By Order of the Board of Directors,
/s/ JAMES BAKER James Baker Secretary

White Plains, N.Y.
May 16, 2003

PROXY STATEMENT

ORTHOMETRIX, INC.

106 Corporate Park Drive, Suite 106
White Plains, N.Y. 10604
(914) 694-2285

Annual Meeting of Stockholders
To be Held on June 12, 2003

GENERAL INFORMATION

        This Proxy Statement is being mailed on or about May 16, 2003 to holders of record as of May 9, 2003, of common stock, par value $0.0005 per share, of Orthometrix, Inc. in connection with the solicitation by the Board of Directors of the Company of a proxy in the enclosed form for the 2003 Annual Meeting of Stockholders of the Company to be held on Thursday, June 12, 2003 at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604 at 10:00 a.m., local time. The principal executive offices of the Company are located at 106 Corporate Park Drive, Suite 106, White Plains, NY 10604.

        A proxy card is enclosed for your use. YOU ARE REQUESTED ON BEHALF OF THE BOARD OF DIRECTORS TO PROMPTLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which requires no postage if mailed in the United States.

        If the enclosed proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. If you return your signed proxy card, but do not indicate any voting preferences, your proxy will be voted "FOR" each of the proposals, and in the discretion of the proxies named in your proxy card as to any other matters that may properly come before the Annual Meeting. Please sign your name exactly as it appears on the proxy card.

        Any stockholder who has given a proxy may revoke his or her proxy by executing a proxy bearing a later date or by delivering written notice of revocation of his or her proxy to the Secretary of the Company at the Company's executive offices at any time prior to the meeting or any adjournment thereof. Any stockholder who attends the Annual Meeting in person, or any adjournment thereof, may revoke any proxy previously given and vote by ballot.

Record Date; Outstanding Shares

        The close of business on May 9, 2003 has been fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

        As of May 9, 2003, there were 29,544,621 shares of common stock issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company has no other class of voting securities entitled to vote, and our stockholders do not have cumulative voting rights. The presence of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting, either in person or represented by properly executed proxies, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The accompanying proxy card is intended to permit a stockholder as of May 9, 2003 to vote at the Annual Meeting on the proposals described in this Proxy Statement, whether or not such stockholder attends the Annual Meeting in person. Persons who acquire shares of our common stock after the close of business on May 9, 2003 will not be entitled to vote such shares at the Annual Meeting by proxy or by voting at the Annual Meeting in person, unless properly authorized by the record holder of such shares as of such date. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner set forth above.

        With respect to the election of directors, you may vote in favor of all nominees, or withhold your votes as to all nominees, or withhold your votes as to specific nominees. Checking the box that withholds authority to vote for a nominee is the equivalent of abstaining. The six nominees who receive the greatest number of votes cast for the election of directors by shares entitled to vote and present in person or by proxy at the Annual Meeting will be elected directors.

        With respect to each of the proposals other than the election of directors, you may vote in favor of the proposal, against the proposal, or abstain from voting. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal 2.

        The number of shares abstaining on each proposal are counted and reported as a separate total. Abstentions are included in the tally of shares represented, but are not included in the determination of the number of votes cast for or against a particular proposal. Therefore, abstentions would have the effect of a vote cast against a particular proposal.

        Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors and certain other "routine" matters if the clients have not timely furnished voting instructions prior to the Annual Meeting. Certain proposals are "non-discretionary;" brokers who have received no instructions from their clients do not have discretion to vote on those proposals. When a broker votes a client's shares on some, but not all, of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Those shares will be included in determining the presence of a quorum at the Annual Meeting, but are not considered "present" for purposes of voting on the non-discretionary proposals. Accordingly, they have no impact on the outcome of proposals on "routine" matters such as Proposals 1 and 2.

        The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of common stock.

        The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002, which contains the Company's Form 10-K for such year including financial statements, is enclosed with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's By-Laws authorize the Board of Directors to fix the number of directors of the Company. Currently, the number of directors is fixed at six. The Board of Directors has nominated the six persons named below to serve as directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each nominee, with the exception of Neil H. Koenig, is presently a director of the Company and was reelected to the Board at the 2002 Annual Meeting of Stockholders. The Board of Directors believes that each of the nominees will stand for election and will serve if elected as director. Each of the nominees has consented to serving if elected and to being named. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may (i) designate a substitute nominee or nominees, in which case the persons named on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee, (ii) allow the vacancy to remain open until a suitable candidate or candidates are located, or (iii) by resolution, provide for fewer directors. Proxies for this Annual Meeting may not be voted for more than six nominees.

        Set forth below is certain information with respect to each nominee for election as a director of the Company at the Annual Meeting (based solely upon information furnished by such person).

        James J. Baker, age 71, has served as a Director of the Company since May 1995. He has been a private investor for over thirteen years, specializing in start-up venture capital. He is currently a consultant of Flight Landata, Inc., a company involved in multi-spectral remote sensing. Previously, Mr. Baker spent twelve years at Cullinet Software Corporation serving initially as Vice President in charge of technical development and later as Senior Vice President in charge of Customer Support. He holds a B.S. in Mathematics from the Massachusetts Institute of Technology.

        Reynald G. Bonmati, age 55, has served as a Director of the Company since its formation in December 1993 and has served as Chairman of the Board, President and Treasurer of the Company since January 1994. Mr. Bonmati has served, and is currently serving, as President of Bones L.L.C. a private investment firm, since its formation in1997, and as President of Bionix L.L.C. ("Bionix"), an importer of medical and non-medical devices since its formation in 1998. Mr. Bonmati received BS and MS degrees from the Institute National Superieur de Chimie Industrielle, France, an MS degree from the Ecole Nationale Superieure du Petrole et des Moteurs and an MBA from the University of Paris, France.

        Michael W. Huber, age 76, has served as a Director of the Company since May 1995. For more than the past five years, he has been the retired Chairman and Chief Executive Officer, and is currently a Director of, J.M. Huber Corporation, a diversified family-owned company engaged in natural resource development, specialty chemical, specialty equipment and wood product manufacturing.

        Neil H. Koenig, C.P.A., age 52, has served as Chief Financial Officer of the Company since September 2002. Mr. Koenig also serves as Interim Chief Financial Officer of First Union Real Estate Equity and Mortgage Investments, a publicly traded real estate investment trust since August 2001. Mr. Koenig is a managing partner of Imowitz Koenig & Co., LLP, a certified public accounting firm and is the managing member of the Real Estate Systems Implementation Group, LLC, a consulting company serving the real estate industry. Mr. Koenig received a B.S. degree from Fairleigh Dickinson University and a MBA degree from Fordham University.

        André-Jacques Neusy, M.D., age 59, has served as a Director of the Company since September 1997. Dr. Neusy is a Research Scientist and Attending Physician at Tisch Hospital Center/NYU Medical Center and the Medical Director of the Dialysis Unit and Chief of Nephrology at Bellevue Hospital Center in New York City. He has been associated with both hospitals since 1978. Dr. Neusy is also Associate Professor of Clinical Medicine at New York University School of Medicine

and Attending Physician in Nephrology at the New York Veteran's Administration Hospital. Dr. Neusy received a B.A. Degree from the International School in Lubumbashi, Zaire, and a M.D. degree from the Free University of Brussels Medical School.

        Albert S. Waxman, Ph.D., age 63, has served as a Director of the Company since January 1994. Dr. Waxman is a co-founder and Senior Managing Member of Psilos Group Managers, LLC, a venture capital firm specializing in e-health and healthcare services investments since 1998. Prior to co-founding Psilos, Dr. Waxman was, from 1993 to 1998, Chairman and Chief Executive Officer of Merit Behavioral Care Corporation, a healthcare company. Dr. Waxman is Chairman of the Board of Directors of several Psilos portfolio companies, including Healthcare, Inc., e-Health Direct, and Active Health Management. Dr. Waxman received a B.S.E.E. degree from City College of New York and M.A. and Ph.D. degrees from Princeton University. He serves on the Advisor Council of Princeton University's School of Engineering and Applied Sciences.

Vote Required For Approval

        The vote of a plurality of holders of the shares of common stock present in person or represented by duly executed proxies at the Annual Meeting for the election of a given nominee is necessary to elect such nominee as a director of the Company. Accordingly, the six director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted FOR the election of the six persons nominated to serve as directors.

        The Board of Directors unanimously recommends that stockholders vote FOR the election of the six persons nominated to serve as directors.

Board Organization And Meetings

        During the year ended December 31, 2002, the Board of Directors held four meetings and acted on two other occasions by unanimous written consent. Each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors held in fiscal year 2002 during his tenure as a Director or member of the committee on which he serves.

        There are two standing committees:

        Audit Committee.    The Audit Committee was established in June, 1995 and consists of Michael W. Huber (Chairman), and James Baker. The Audit Committee: (i) makes recommendations to the Board of Directors with respect to the independent accountants who conduct the annual audit of the Company's accounts; (ii) reviews the scope of the annual audit and meets with the Company's independent accountants to review their findings and recommendations; (iii) approves major accounting policies or changes thereto; and (iv) periodically reviews principal internal controls to assure that the Company is maintaining a sound and modern system of financial controls. The Audit Committee is governed by an Audit Committee Charter, a copy of which is set forth as Appendix A to this Proxy Statement. The members of the Audit Committee are "independent", using the independence standard adopted by the NASDAQ Stock Market. Mr. Huber serves as the Audit Committee financial expert and satisfies the standard for "audit committee financial expert" recently announced by the Securities Exchange Commission under the Sarbanes-Oxley Act of 2002. The Audit Committee held four meetings in fiscal year 2002 and acted on one other occasion by unanimous written consent in fiscal year 2002.

        Compensation Committee.    The Compensation Committee was established in June, 1995 and consists of James J. Baker (Chairman), Michael W. Huber and André- Jacques Neusy. None of such members are, or ever were, executive officers or employees of the Company. During the last fiscal year, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executives served on the Board of Directors of the Company. The Compensation Committee periodically determines the amount and form of compensation and benefits payable to all principal officers and certain other management personnel. This Committee also performs duties of administration with respect to the Company's Amended and Restated 1994 Stock Option and Incentive Plan and the Company's 2000 Non-Employee Directors' and Consultants' Stock Option Plan. The Compensation Committee held three meetings during fiscal year 2002, and acted on six other occasions by unanimous written consent during fiscal year 2002.

Directors' Remuneration

        Under the 2000 Non-Employee Directors' and Consultants' Stock Option Plan, each non-employee Director receives options to acquire shares of common stock, vesting in four equal annual installments, commencing on the first anniversary of the date of grant, at an exercise price per share not lower than the market value on the date of grant. A grant to acquire 50,000 shares is effective on the date of the Director's first election to the Company's Board of Directors and a grant to acquire 5,000 shares is effective on the date of the Director's re-election to the Company's Board of Directors. For each of Mr. Allen, Mr. Baker, Dr. Neusy, Mr. Huber and Dr. Waxman, 50,000 options were granted on June 2, 1999 at an exercise price of $0.67 per share, and 5,000 options were granted on June 1, 2000 at an exercise price of $0.531 per share. Each member of the Board of Directors received 5,000 options on June 13, 2001 at an exercise price of $0.085, and 5,000 options were granted on April 11, 2002 at an exercise price of $0.05. Directors who are employees of the Company do not receive additional compensation for serving as directors. No member of the Board of Directors was paid compensation during the 2002 fiscal year for his service as a director of the Company other than pursuant to the standard compensation arrangements described above.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT AUDITORS

        Upon recommendation of the Audit Committee of the Board of Directors, and subject to ratification by the stockholders, the Board of Directors has appointed Radin, Glass & Co., LLP as independent public accountants to examine the Company's consolidated financial statements for the fiscal year ending December 31, 2003. Representatives of Radin, Glass & Co., LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

        On September 13, 2002, the Company's Board of Directors approved the appointment of Neil H. Koenig as Chief Financial Officer of the Company. Effective with the appointment, Imowitz Koenig & Co., LLP has resigned as the Company's independent accountant, since Mr. Koenig's status as managing partner of Imowitz Koenig creates a lack of independence between the Company and Imowitz Koenig & Co., LLP. Imowitz Koenig & Co., LLP had been engaged (until September 13, 2002) as the Company's independent accountants since January 29, 2002, when it replaced Deloitte & Touche LLP as the Company's independent accountants. See Company's Form 8-K filed with the Commission on February 5, 2002 (Commission File No. 0-26206).

        The report of Imowitz Koenig & Co., LLP on the financial statements of the Company for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion and other than raising substantial doubt about the Company's ability to continue as a going concern was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles, during the period of its engagement or the interim period to the date of resignation. Similarly, the reports of Deloitte & Touche LLP on the financial statements of the Company contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about the Company's ability to continue as a going concern for the fiscal year ended December 31, 2000, were not modified as to uncertainty, audit scope, or accounting principles during the two fiscal years ended December 31, 2000 and 1999 or the interim period to January 29, 2002, the date of dismissal.

        In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2000, and in the subsequent interim period preceding the resignation, there were no disagreements with either Imowitz Koenig & Co., LLP or Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either Imowitz Koenig & Co., LLP or Deloitte & Touche LLP that would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

        In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2001 and 2000, and through the subsequent interim period prior to September 13, 2002,: preceding the resignation, there were no "reportable events" as that term is described in Item 304(a) (1) (v) of Regulation S-K.

Vote Required For Approval

        The affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxies at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company's independent accountants.

        The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Radin, Glass & Co., LLP as independent accountants to examine the Company's consolidated financial statements for fiscal year 2003.

STOCK OWNERSHIP

        The following table sets forth information regarding the beneficial ownership of the Company's common stock as of May 9, 2003 (except as otherwise indicated) by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock, (ii) each director and nominee to be a director, (iii) each named executive officer (as defined below) and (iv) all directors and executive officers as a group. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

Name and Address of Beneficial Owner** [note: also add addresses]	Shares(1)	Percent(1)
Reynald G. Bonmati(2)	18,026,524	53.6%
Albert S. Waxman(3)	1,743,078	5.4%
Ralph J. Cozzolino(4)	54,000	•
James J. Baker(5)	359,040	1.1%
Michael W. Huber(3)	2,210,016	6.7%
André-Jacques Neusy(4)	57,500	•
Neil H. Koenig(6)	50,000	•
All directors and officers of the Company as a group (9 persons)(2),(3),(4), and (5)	22,500,158	65.8%

•
Less than 1%.

**
Unless otherwise stated, the address of each officer and director listed below is c/o Orthometrix Inc., 106 Corporate Park Drive, Suite 106, White Plains, NY 10604.

(1)
Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person.

(2)
Includes 1,012,500 shares issuable pursuant to stock options exercisable within 60 days of May 9, 2003. Includes a warrant to purchase up to 100,000 shares of common stock at the exercise price equal to $0.05 (market price at the time of the grant), issued in connection with a $100,000 loan made by Mr. Bonmati to the Company in January 2003. Includes 11,831,916 shares held of record by Bones, L.L.C., that Mr. Bonmati may be deemed to beneficially own due to his relationship with such entity. Mr. Bonmati is a managing member of Bones, L.L.C. Such beneficial ownership is disclaimed by Mr. Bonmati, except to the extent of his proportionate interest in such entities. Also includes 1,081,878 shares held by Mr. Bonmati's wife, as a trustee for their children, with respect to which Mr. Bonmati disclaims beneficial ownership.

(3)
Includes 107,500 shares issuable pursuant to stock options exercisable within 60 days of May 9, 2003. Also includes a warrant to purchase up to 150,000 shares of common stock at an exercise price equal to $0.05 (market price at the time of the grant), in connection with a $150,000 loan made by Mr. Huber to the Company in January 2003.

(4)
Consists solely of shares issuable pursuant to stock options exercisable within 60 days of May 9, 2003.

(5)
Includes 63,750 shares issuable pursuant to stock options exercisable within 60 days of May 9, 2003. Also includes 295,290 shares held by Mr. Baker's wife, with respect to which Mr. Baker disclaims beneficial ownership.

(6)
Includes a warrant to purchase up to 50,000 shares of common stock at an exercise price equal to $0.05 (market price at the time of the grant), in connection with a $50,000 loan made by an entity affiliated with Mr. Koenig to the Company in January 2003. Such beneficial ownership is disclaimed by Mr. Koenig, except to the extent of his proportionate interest in such entity.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table provides, for the periods indicated, certain summary information concerning the cash and non-cash compensation earned by, or awarded to, the Company's President (also the Chief Executive Officer) and each of the two other most highly compensated executive officers who were serving as executive officers as of December 31, 2002 (collectively referred to as the named executive officers):

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options(#)(1)	All Other Compensation($)(2)
	Year	Salary($)	Bonus($)
Reynald G. Bonmati Chairman of the Board, President and Treasurer	2002 2001 2000	447,203 408,369 400,000	100,000 0 0	430,000 180,000 680,000	3,205 3,357 3,357
Neil H. Koenig Chief Financial Officer	2002 2001 2000	17,500 N/A N/A	0 N/A N/A	50,000 N/A N/A	0 N/A N/A
Ralph J. Cozzolino Vice President, Sales and Marketing North America	2002 2001 2000	125,226 153,069 149,800	32,200 0 0	0 58,000 10,000	1,983 1,768 1,768

(1)
Represents shares of common stock issuable upon exercise of options granted to the named executive officers.

(2)
Represents life insurance and long-term disability premiums paid by the Company, and, for Messrs. Bonmati and Cozzolino, also includes $2,750 and $1,100, respectively, of Company contributions to their respective 401(k) plan.

Executive Officers

        The executive officers of Norland Medical presently are Mr. Bonmati, who is President, Treasurer and Chairman of the Board; Ralph J. Cozzolino, Vice President—Sales and Marketing, North America; and Neil H. Koenig, Chief Financial Officer.

        The following sets forth certain information with respect to the current executive officers of Norland Medical who are neither directors nor nominees for election as directors:

Name	Age
Ralph J. Cozzolino	57

        Mr. Cozzolino has served as Vice President of Sales and Marketing, North America since October 1998. From May 1996 to September 1998, Mr. Cozzolino was Norland Medical's Regional Sales Manager for the eastern United States and Canada.

Employment Agreements

        On November 1, 2000, the Company renewed its May 1, 1998 Employment Agreement with Reynald G. Bonmati, Chairman of the Board, President and a director of the Company. The term of the Employment Agreement now extends to December 31, 2003. Under the initial Employment Agreement dated May 1, 1998, Mr. Bonmati was awarded a base salary comprised of $400,000 plus all costs related to the use of an automobile, including insurance, maintenance, repair, licenses, and any applicable state or local income tax liabilities related thereto. The base salary is subject to increases to reflect cost of living increases, as shown by the Consumer Price Index for the New York-Northwestern New Jersey area. It may also be increased upon annual review by, and upon the discretion of, the Compensation Committee. Mr. Bonmati is also entitled to an annual bonus payment equal to 5% of the Company's annual consolidated income before taxes, payable within 30 days after the release of the Company's audited financial statements for such year. No bonus was payable under the Employment Agreement with respect to any fiscal year, including fiscal year 2002. Following the end of each fiscal quarter during the term of the Employment Agreement, Mr. Bonmati is to be granted options under the 1994 Plan to purchase up to 45,000 shares of the Company's common stock. Such options are to be granted two days after the Company announces its earnings for such quarter. The exercise price will be the closing price on the date of grant, and the options will vest in four equal annual installments. The Company's obligation to grant such options is subject to sufficient shares being available for grant. If the Company terminates Mr. Bonmati's employment during the term of the Employment Agreement other than for cause, all unvested options will be deemed vested, and all vested options will be exercisable at any time during the period ending on the first anniversary date of such termination.

Option Grants/Exercises in Fiscal Year 2002

        The following table sets forth certain information concerning grants of stock options made during the fiscal year ended December 31, 2002 to the named executive officers.

Option Grants in Last Fiscal Year

Individual Grants
		Percentage of Total Options Granted to Employees in Fiscal Year (%)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
Number of Securities Underlying Options Granted (#)(1)
Name			Exercise or Base Price ($/sh)	Expiration Date
					5%($)	10%($)
Reynald G. Bonmati	45,000 250,000 45,000 45,000 45,000	4 22 4 4 4	0.08 0.05 0.05 0.05 0.045	3/04/2012 4/11/2012 5/23/2012 8/16/2012 11/18/2012	2,264 7,861 1,415 1,415 1,274	5,737 19,922 3,586 3,586 3,227
Neil H. Koenig	100,000	9	0.05	9/11/2012	3,144	7,969

(1)
All options were granted pursuant to our Amended and Restated 1994 Stock Option and Incentive Plan. These options are incentive stock options, except those granted to Mr. Bonmati, which are non-qualified stock options. All options become exercisable on each anniversary following the date of grant in four equal installments.

(2)
Pursuant to Securities and Exchange Commission rules, the table shows the value of the options at the end of the option terms (ten years) if the underlying market price of the common stock were to appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10%. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

        The following tables set forth certain information concerning the exercise of options to purchase common stock of the Company by the named executive officers during fiscal year 2002 and the value at December 31, 2002 of outstanding options held by each of the named executive officers.

Option Exercises in Fiscal Year 2002 and Value of Options at December 31, 2002

			Number of Unexercised Options Held at Fiscal Year End(#)		Value of Unexercised In-the-Money(1) Options at Fiscal Year End($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Reynald G. Bonmati	0	0	846,250	938,750	0	225
Ralph Cozzolino	0	0	49,500	50,500	0	0
Neil H. Koenig	0	0	0	100,000	0	0

(1)
Options are "in-the-money" if the closing market price of the Company's common stock exceeds the exercise price of the options.

(2)
The exercise prices of all but 45,000 of such options were equal to or higher than $.05, the closing price of a share of the Company's common stock on December 31, 2002.

Compensation Committee Report on Executive Compensation

        General.    The Company's Compensation Committee is composed of four independent, non-employee Directors. The Compensation Committee and the Board of Directors believe that compensation must be competitive, but that it should be directly and materially linked to the Company's performance. The compensation program is designed to attract and retain executive talent, to motivate executives to maximize operating performance, to provide an opportunity to measure performance on an individual basis, as well as on an overall Company-wide basis, and to link executive and stockholder interests through the grant of stock options.

        The key components of the Company's executive compensation program consist of salary, bonuses and stock options. The Compensation Committee's policy with respect to each of these elements, including the basis of the compensation awarded to Mr. Bonmati, the Company's President, are discussed below. Through this program, a very significant portion of the Company's executive compensation is linked to performance and the alignment of executive interests with those of stockholders. The long-term compensation of all Company executive officers consists of stock options; the short term compensation consists of base salary and, in certain cases, bonuses.

        Base Salary.    The Company has established base salary levels based upon competitive market pay rates, each executive's role in the Company and each executive's performance over time (including, where relevant, an executive's performance prior to joining the Company). Base salaries for executives are reviewed annually based on a variety of factors, including individual performance, market salary levels for comparable positions within comparable companies and the Company's overall financial results, and may be adjusted to reflect such factors. In the case of Mr. Cozzolino, a portion of his compensation is based upon commissions.

        Bonuses.    At the end of each year, bonuses for executive officers may be recommended by the Company and reviewed and approved by the Compensation Committee. Any such bonuses will be payable out of a bonus pool determined by the Board of Directors or the Compensation Committee, and will be determined by measuring such officer's performance, the performance of the operations for which such officer has primary responsibility and the Company's overall performance against target performance levels to be established by the Compensation Committee. A bonus of $100,000 was awarded to Mr. Bonmati in April 2002 in recognition of his work on the sale of the Company's bone densitometer business to CooperSurgical Acquisition Corp. in April 2002. A bonus of $32,200 was awarded to Mr. Cozzolino in April 2002 in the form of forgiveness of advances against unearned commissions on sales of products that became discontinued as a result of the sale of the Company's bone densitometer business to CooperSurgical. Finally, a bonus of $1,000 each was awarded to Messrs. Terry Pope and Richard Rahn, respectively General Manager and Vice President Finance of the discontinued business, in recognition of their work on the sale of the Company's bone densitometer business to CooperSurgical.

        Stock Options.    The Compensation Committee believes that aligning management's interests with those of stockholders is an important element of the Company's executive compensation plan. Stock options align the interests of employees and stockholders by providing value to the executive officers through stock price appreciation only. At December 31, 2002, there were outstanding under our Amended and Restated 1994 Stock Option and Incentive Plan options to purchase an aggregate of 2,188,500 shares of common stock. In all cases, the exercise prices of these options are not less than the fair market value of the common stock on the grant dates.

        Future awards of stock options will be made periodically at the discretion of the Compensation Committee, in certain cases based upon recommendations of the Company's President. The size of such grants, in general, will be evaluated by regularly assessing competitive market practices, the individual's position and level of responsibility within the Company, and the overall performance of the Company, including its historic financial success and its future prospects. The Company believes that stock options are the single most important element in providing incentives for management performance and intends to continue to award significant stock options to officers and key employees.

        Compensation of the Chief Executive Officer.    Effective November 1, 2000, the Company renewed its May 1, 1998 Employment Agreement with Mr. Bonmati described above (see "Executive Compensation—Employment Agreements"). The Compensation Committee was of the view that it was critically important to the Company that it be able to demonstrate to third parties with whom the Company deals (e.g., potential customers and potential sources of financing) Mr. Bonmati's firm commitment to the Company for the long term. Mr. Bonmati's base salary for 2002 was $447,203 and the Employment Agreement remained unchanged for fiscal year 2002. A bonus of $100,000 was awarded to Mr. Bonmati in recognition of his work on the sale of the Company's bone densitometer business to CooperSurgical.

        On April 11, 2002, in recognition of his work on the sale of the Company's bone densitometer business to CooperSurgical Acquisition Corp., Mr. Bonmati was granted options for 250,000 shares of the Company's common stock at an exercise price of $0.05 per share, which was the closing price on the date of grant. These options vest in four equal annual installments commencing April 11, 2002. Under Mr. Bonmati's Employment Agreement, as described above, Mr. Bonmati is granted options to purchase 45,000 shares each quarter. Such options are granted two days after the Company announces its earnings for such quarter. The exercise price is the closing price on the date of grant and the options vest in four equal annual installments.

Compensation Committee: James J. Baker Michael W. Huber André-Jacques Neusy

Audit Committee Report

        Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee reviewed and discussed the audited financial statements with Company management, Imowitz Koenig & Co., LLP ("Imowitz Koenig") (the Company's independent auditors until September 13, 2002) and Radin, Glass & Co., LLP ("Radin, Glass") (the Company's independent auditors since September 13, 2002). Specifically, the Audit Committee has discussed with Imowitz Koenig and Radin, Glass matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).

        The Audit Committee received from Imowitz Koenig and Radin, Glass the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with each of Imowitz Koenig and Radin, Glass the issue of its independence from the Company.

        Based on the Audit Committee's review of the audited financial statements and its discussions with both management and Radin, Glass noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Audit Fees

        The Company was invoiced $83,703 in aggregate fees by Imowitz Koenig for professional services rendered in 2002, including $73,703 for the audit of the Company's fiscal year 2001 annual financial statements and $10,000 for the preparation of the Company's quarterly reports for the first two quarters of 2002 on Form 10-Q. The Company's current auditors, Radin, Glass, invoiced the Company $10,000 in aggregate fees for professional services rendered for the review of financial statements included in the Company's quarterly report for the third quarter of 2002, and a retainer for the audit of the Company's fiscal year 2002 annual financial statements.

All Other Fees

        The Company paid Imowitz Koenig an additional $59,618 for other services provided to the Company in fiscal year 2002, including tax compliance, tax consultation and work performed in connection with the sale of the Company's bone densitometer business to CooperSurgical.

        The Audit Committee has considered whether the provision of non-audit services by Imowitz Koenig was compatible with maintaining its independence and has determined that the nature and substance of the non-audit services did not impair the status of Imowitz Koenig as the Company's independent auditors.

Audit Committee: James J. Baker Michael W. Huber

Stock Performance Graph

        The following graph compares, from August 2, 1995 (the date that the Company's common stock began trading on The NASDAQ National Market following its initial public offering) through December 31, 2002, the percentage change in the Company's common stock to the cumulative total return of the NASDAQ Composite Index (NASDAQ Composite) and the S&P Mid Cap Health Care Index (Mid Cap Health Care). The graph plots the growth in value of an initial $100 investment over the indicated time period, assuming the reinvestment of dividends. From August 2, 1995 to September 23, 1998, the Company's common stock was traded on the NASDAQ National Market. The Company's common stock has been quoted on the OTC Bulletin Board since September 23, 1998.

		As of December 31,
	As of August 2, 1995
		1995	1996	1997	1998	1999	2000	2001	2002
Orthometrix, Inc.	$100	$221	$96	$107	$3	$8	$1	$1	$1
NASDAQ Composite	100	106	130	159	224	413	251	198	136
S&P Mid Cap Health Care	100	122	113	123	158	161	247	234	185

TOTAL SHAREHOLDER RETURNS

        The performance of the Company's common stock reflected above is not necessarily indicative of future performance of the common stock. The performance graph which appears above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, and shall not be deemed filed under either of such Acts except to the extent that the Company specifically incorporates this information by reference.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons holding more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership, reports of changes in ownership and annual reports of ownership of common stock and other equity securities of the Company. Such directors, executive officers and ten-percent stockholders are also required to furnish the Company with copies of all such filed reports.

        Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required during the 2002 fiscal year, the Company believes that all Section 16(a) reporting requirements related to the Company's directors and executive officers were timely filed during 2002.

CERTAIN RELATIONSHIPS AND
RELATED PARTY TRANSACTIONS

        The Company had borrowed $50,000 (together with interest at a rate of 10% per annum) from Mr. Huber, a Director of the Company, pursuant to a Note dated September 20, 2001, due by March 31, 2002. The principal amount and accrued interest of $2,795 was repaid with proceeds from the sale of the Company's bone densitometer business to CooperSurgical during April 2002. The Company granted 50,000 options at an exercise price of $0.08 to Mr. Huber as additional consideration. The $3,785 fair value of the options granted was recorded as interest expense and as additional paid-in capital.

        The Company had also borrowed $75,000 (together with interest at a rate of 10% per annum) from Mr. Huber pursuant to a Note dated January 8, 2002, due by June 30, 2002. The principal amount plus accrued interest of $1,931 was repaid with proceeds from the sale of the Company's bone densitometer business to CooperSurgical during April 2002. The Company granted 75,000 options at an exercise price of $0.06 to Mr. Huber as additional consideration. The $4,478 fair value of the options granted was recorded as interest expense and as additional paid-in capital.

        The Company had also borrowed $25,000 (together with interest at a rate of 10% per annum) from Mr. Allen, a former Director of the Company, pursuant to a Note dated January 9, 2002, due by June 30, 2002. The principal amount plus accrued interest of $637 was repaid with proceeds from the sale of the Company's bone densitometer business to CooperSurgical during April 2002. The Company granted 25,000 options at an exercise price of $0.06 to Mr. Allen as additional consideration. The $1,493 fair value of the options granted was recorded as interest expense and as additional paid-in capital.

        The Company had also borrowed $75,000 (together with interest at a rate of 10% per annum) from Mr. Huber pursuant to a note dated March 13, 2002, due by June 30, 2002. The principal amount plus accrued interest of $616 was repaid with proceeds from the sale of the Company's bone densitometer business to CooperSurgical during April 2002. The Company granted 75,000 options at an exercise price of $0.08 to Mr. Huber as additional consideration. The $3,727 fair value of the options granted was recorded as interest expense and as additional paid-in capital.

        The Company had also borrowed $25,000 (together with interest at a rate of 10% per annum) from Mr. Baker, a Director of the Company, pursuant to a note dated March 15, 2002, due by June 30, 2002. The principal amount plus accrued interest of $192 was repaid with proceeds from the sale of the Company's bone densitometer business to CooperSurgical during April 2002. The Company granted 25,000 options at an exercise price of $0.05 to Mr. Baker as additional consideration. The $1,242 fair value of the options was recorded as interest expense and as additional paid-in capital.

        In addition, in connection with the sale of the Company's bone densitometer business to CooperSurgical during April 2002, Reynald G. Bonmati (the Company's President and Chairman of the Board of Directors), executed a consulting agreement with CooperSurgical that required him (i) to offer certain consulting services for one year to CooperSurgical Acquisition and (ii) not to compete with CooperSurgical Acquisition for five years. Under the consulting agreement, Mr. Bonmati is to be paid a fee of $100,000 plus "deal" fees to be based upon transaction value in connection with transactions between CooperSurgical (or any of its affiliates) and entities which are introduced by Mr. Bonmati. Mr. Bonmati has agreed to remit the $100,000 and any "deal" fees paid to him to the Company and has instructed CooperSurgical to remit such payments directly to the Company.

        The Company has also borrowed $150,000 (together with interest at the prime rate plus one percentage point) from Mr. Huber pursuant to a note dated January 7, 2003, due by January 7, 2004. The Company is obligated to prepay the principal amount within 10 days upon the occurrence of two events if it (i) receives at least $1,000,000 from an equity financing or (ii) sells substantially all of the Company's assets. As additional compensation, the Company granted to Mr. Huber a 5-year warrant to purchase up to 150,000 shares of common stock at $0.05 per share (the market price at the time of the grant).

        The Company has also borrowed $100,000 (together with interest at the prime rate plus one percentage point) from Mr. Bonmati pursuant to a note dated January 22, 2003, due by January 22, 2004. The Company is obligated to prepay the principal amount within 10 days following the earlier occurrence of the (i) receipt by the Company of at least $1,000,000 from an equity financing or (ii) sale of substantially all of the Company's assets. As additional compensation, the Company granted to Mr.Bonmati a 5-year warrant to purchase up to 100,000 shares of common stock at $0.05 per share (the market price at the time of the grant).

        The Company has also borrowed $50,000 (together with interest at the prime rate plus one percentage point) from Yukon Associates, an entity of which Mr. Koenig is a member, pursuant to a note dated January 31, 2003, due by January 31, 2004. The Company is obligated to prepay the principal amount within 10 days following the earlier occurrence of the (i) receipt by the Company of at least $1,000,000 from an equity financing or (ii) sale of substantially all of the Company's assets. As additional compensation, the Company granted to Yukon Associates a 5-year warrant to purchase up to 50,000 shares of common stock at $0.05 per share (the market price at the time of the grant).

        The Company and Bionix, a company of which Reynald G. Bonmati (President and Chairman of the Board of the Company) is President [and principal stockholder], were parties to three exclusive four-year sub-distribution agreements pursuant to which the Company had the right to purchase and sell certain systems and products from Bionix at a fixed percentage discount from contractually-stated selling prices. Under two separate sub-distribution agreements, dated October 1, 1999, the Company had the right to purchase and sell the pQCT and Galileo systems and products. Under the third sub-distribution agreement, dated February 17, 2000, the Company had the right to purchase and sell the Genestone 190 systems and products. During fiscal year 2002 and 2001, the Company purchased from Bionix systems and products equal to approximately $4,500 and $488,000, respectively. Following the sale of the Company's bone densitometer business to CooperSurgical, the Company focused exclusively on its musculoskeletal products and all Bionix rights were assigned to the Company for one dollar. Such rights also include the exclusive and perpetual authority, right and license in North America to seek PMA approval for the Orbasone, and to manufacture, market, sell and service the Orbasone. The Orbasone systems and products have not yet been approved by the U.S. Food and Drug Administration for sale in the U.S.

SUBMISSION OF STOCKHOLDER PROPOSALS

        In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Securities Exchange Act of 1934, as amended, the Company hereby notifies its stockholders that it did not receive notice by January 5, 2003 of any other proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, all proxies received in respect of the Annual Meeting will be voted in the discretion of the Company's management on any matters which may properly come before the Annual Meeting.

        Any proposal to be presented by a stockholder at the Company's 2004 Annual Meeting of Stockholders must be received in writing by the Company no later than January 5, 2004, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

        The Company further notifies its stockholders that if the Company does not receive notice by January 5, 2004 of a proposed matter to be submitted to stockholders at the 2004 Annual Meeting of Stockholders then any proxies held by members of the Company's management in respect of such meeting may be voted in the discretion of such management members on such matter if it shall properly come before such meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such meeting.

OTHER MATTERS

        The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the form of proxy accompanying this Proxy Statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

By order of the Board of Directors
/s/ JAMES BAKER James Baker Secretary

Dated: May 16, 2003

APPENDIX A

ORTHOMETRIX, INC.

106 Corporate Park Drive
Suite 106
White Plains, NY 10604

AUDIT COMMITTEE CHARTER

        This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Orthometrix, Inc. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

        The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of NASDAQ. The Committee shall maintain free and open communication with the independent auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

        One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

        The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

Responsibilities

        Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below.

        The Committee shall be responsible for:

  •
  Recommending to the Board the independent auditors to be nominated for shareholder approval to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

  •
  Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

  •
  Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1, The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

  •
  Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

  •
  Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

  •
  Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

  •
  Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form IO-Q (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

  •
  Discussing with management and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

  •
  Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

        The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

PROXY
ORTHOMETRIX, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 12, 2003

        The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Reynald G. Bonmati and James Baker or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at the EastRidge Conference Center located in the lobby of 707 Westchester Avenue, White Plains, New York 10604, at 10:00 a.m., local time, on Thursday, June 12, 2003, or at any adjournment thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

        The nominees for Director are: James J. Baker, Reynald G. Bonmati, Michael W. Huber, Neil H. Koenig, André-Jacques Neusy and Albert S. Waxman.

(To Be Signed on Reverse Side.)

A	/X/	Please mark your votes as in this example.

The Board of Directors recommends that stockholders vote FOR ALL Directors and FOR Proposal 2.

								FOR	AGAINST	ABSTAIN
		FOR ALL	WITHHOLD FOR ALL			2.	Ratification of Radin, Glass & Co., LLP as the Company's independent auditors for 2003	☐	☐	☐
1.	Election of directors.	☐	☐	Nominees:	James J. Baker Reynald G. Bonmati Michael W. Huber Neil H. Koenig André-Jacques Neusy Albert S. Waxman
INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write the names on the space provided below.							Please complete, sign, date and mail the enclosed Proxy in the accompanying envelope even if you intend to be present at the meeting. Returning the Proxy will not limit your right to vote in person or to attend the Annual Meeting, but will ensure your representation if you cannot attend. If you hold shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each of the proxy cards that you receive so that all of your shares may be voted. The Proxy is revocable at any time prior to its use.
SIGNATURE(S)	DATE

(Note	Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

QuickLinks

PROXY STATEMENT ORTHOMETRIX, INC. 106 Corporate Park Drive, Suite 106 White Plains, N.Y. 10604 (914) 694-2285 Annual Meeting of Stockholders To be Held on June 12, 2003 GENERAL INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPOINTMENT OF INDEPENDENT AUDITORS
STOCK OWNERSHIP
EXECUTIVE COMPENSATION
Option Grants in Last Fiscal Year
Option Exercises in Fiscal Year 2002 and Value of Options at December 31, 2002
Audit Committee Report
TOTAL SHAREHOLDER RETURNS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
  APPENDIX A
ORTHOMETRIX, INC.
AUDIT COMMITTEE CHARTER
PROXY ORTHOMETRIX, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held on June 12, 2003